Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
          I, Noam Gottesman, Chairman of the Board and Co-Chief Executive Officer of GLG Partners, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 10, 2008

/s/ Noam Gottesman
Noam Gottesman
Chairman of the Board and Co-Chief Executive Officer